UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2015

Cynapsus Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Canada	001-37426	98-1226819
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

828 Richmond Street West, Toronto, Ontario, Canada (Address of principal executive offices)	M6J 1C9 (Zip Code)

Registrant’s telephone number, including area code: 416-703-2449

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Effective September 2, 2015, Cynapsus Therapeutics Inc. (the “Company”) entered into indemnification agreements (the “Indemnification Agreements”) with each of its current directors and executive officers. The Indemnification Agreements require the Company to indemnify those individuals, subject to certain exceptions, to the fullest extent permitted by applicable law against certain expenses reasonably sustained or incurred by such individuals in the performance of their duties as directors and officers of the Company, and in respect of their service at the Company’s request as officers, directors or in similar roles with another corporation or other entity.

The Indemnification Agreements supersede certain of the Director and Officer Indemnification Agreements dated effective as of May 6, 2013 previously entered into by the Company and certain of its directors and executive officers, as applicable.

Effective August 31, 2015, the Company entered into a lease agreement (the “Lease”) with Images Life Media Inc. (the “Landlord”), pursuant to which the Company leased the entire lower level (Suite 100) (the “Additional Space”) at the Company’s principal executive office located at 828 Richmond Street West, Toronto, Ontario, Canada M6J 1C9. The Lease provides for annual rent on the Additional Space of Cdn$65,280, plus payment for certain other costs including Harmonized Sales Taxes (“HST”), upkeep and repairs, and two parking spaces. The Company has also agreed to pay for certain leasehold improvements in the amount of Cdn$27,500 plus HST. The Lease term is expected to commence September 9, 2015 and expires September 30, 2016.

The foregoing summaries of the Indemnification Agreements and the Lease are not complete and are qualified by reference to the full text of the form of Indemnification Agreement and Lease, respectively, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated in this Item 1.01 by reference.

Item 9.01. Financial Statements and Exhibits.

d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
10.1	Form of Director and Officer Indemnification Agreement dated effective as of September 2, 2015.
10.2	Short Occupancy Agreement dated August 31, 2015 between the Company and Images Life Media Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYNAPSUS THERAPEUTICS INC.

Date: September 4, 2015	By:	/s/ Andrew Williams
	Name:	Andrew Williams
	Title:	Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Director and Officer Indemnification Agreement dated effective as of September 2, 2015.
10.2	Short Occupancy Agreement dated August 31, 2015 between the Company and Images Life Media Inc.